UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2010

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 476-2170

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2010 Atlantic Southern Financial Group, Inc. (the “Company”) filed with the Secretary of State of Georgia Articles of Amendment to the Company’s Articles of Incorporation, which increased  the number of authorized common stock, no par value per share, from ten million (10,000,000) shares to one hundred ten million (110,000,000) shares.  The amendment was approved by the Company’s board of directors on March 18, 2010, and approved by the Company’s shareholders at the annual meeting of shareholders held on June 8, 2010 in accordance with O.C.G.A. 14-2-1003.

A copy of the Articles of Amendment to the Articles of Incorporation of the Company is included as an exhibit to this report on Form 8-K and is incorporated by reference into this Item No. 5.03.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on June 8, 2010 (the “Annual Meeting”).  Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.  The matters listed below were submitted to a vote of the Company’s shareholders and the final voting results were as follows:

The following nominees were elected as Class II directors for a three-year term expiring in 2013:

Name	For	Withheld	Abstentions	Broker Non- Votes
Tyler J. Rauls, Jr.	1,739,380	68,785	—	1,248,071
Mark A. Stevens	1,749,759	58,406	—	1,248,071

The amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10 million to 110 million was approved by the vote set forth below:

For	Against	Abstentions	Broker Non-Votes
2,579,847	435,202	41,187	—

The appointment of Porter Keadle Moore, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was ratified by the vote set forth below:

For	Against	Abstentions	Broker Non-Votes
2,974,293	65,973	15,970	—

The authorization of management to adjourn, postpone or continue the Annual Meeting to another time and date was granted by the vote set forth below:

For	Against	Abstentions	Broker Non-Votes
2,621,225	410,804	24,207	—

Item 9.01                                             Financial Statements and Exhibits

Exhibit 3.1              Articles of Amendment to the Articles of Incorporation of Atlantic Southern Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: June 11, 2010	By:	/s/ Carol W. Soto
Carol W. Soto
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

3.1	Articles of Amendment to the Articles of Incorporation of Atlantic Southern Financial Group, Inc.